UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2024 (February 8, 2024)

INSPIRE VETERINARY PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41792	85-4359258
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Lynnhaven Parkway, Suite 400 Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 734-5464

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	IVP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Placement Agent Agreement for Best-Efforts Offering

On February 8, 2024, Inspire Veterinary Partners, Inc. (“Inspire” or the “Company”) entered into a placement agency agreement (the “Placement Agency Agreement”) with Spartan Capital Securities, LLC, pursuant to which the Company engaged Spartan to serve as the exclusive placement agent for the Company, on a “reasonable best-efforts” basis, in connection with the public offering (the “Offering”) of up to an aggregate of $4,000,000 of either (a) shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”) at a public offering price of $0.0850 per share, or (b) pre-funded warrants to subscribe for shares of Class A Common Stock (the “Pre-funded Warrants”) at a public offering price of $0.0849 per Pre-Funded Warrant. The Offering is expected to close on February 13, 2024.

The shares of Common Stock were offered by the Company pursuant to a registration statement on Form S-1, as amended (File No. 333-276388), filed with the Securities and Exchange Commission (the “Commission”), which was declared effective by the Commission on February 8, 2024 (the “Registration Statement”).

The net proceeds to the Company from the Offering, after deducting the placement agent’s fees and expenses and the Company’s estimated Offering expenses, are expected to be approximately $3,511,000. The Company anticipates using the net proceeds from the Offering to provide funding for general working capital, including for veterinary hospital acquisitions and the external, third-party marketing and business consultants described in Item 1.01 of this Current Report on Form 8-K.

The Placement Agent Agreement contains customary representations and warranties that the parties made to, and solely for the benefit of, the other party in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties. The provisions of the Placement Agent Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Commission.

The foregoing summary of the terms of the Placement Agency Agreement is subject to, and qualified in its entirety by reference to, a copy of the Placement Agency Agreement that is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Securities Purchase Agreement

Also on February 8, 2024, Inspire entered into a securities purchase agreement (the “Securities Purchase Agreement”) with a purchaser (the “Purchaser”). Pursuant to the Securities Purchase Agreement, the Purchaser subscribed for the full Offering, consisting of 2,859,894 shares of Common Stock and 44,198,929 Pre-Funded Warrants.

The Securities Purchase Agreement contains customary representations and warranties that the parties made to, and solely for the benefit of, the other party in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties. The provisions of the Securities Purchase Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, other investors and the public should look to other disclosures contained in the Company’s filings with the Commission.

The foregoing summary of the terms of the Securities Purchase Agreement is subject to, and qualified in its entirety by reference to, a copy of the Form of Securities Purchase Agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

IR Agency, LLC Consulting Agreement

On February 8, 2024, Inspire entered into a consulting agreement (the “IR Agency Consulting Agreement”) with IR Agency, LLC (“IR Agency”), a provider of investor relations-related services. Pursuant to the IR Agency Consulting Agreement, Inspire has engaged IR Agency, on a non-exclusive basis, to prepare marketing materials and leverage digital newsletters to build a digital community of potential investors in the Company.

As consideration for its performance under the IR Agency Consulting Agreement, Inspire will pay IR Agency a non-refundable fee of $1,250,000 in cash. IR Agency is not a registered broker-dealer or investment advisor and will not engage in any activities on behalf of Inspire that would require it to be registered as a broker-dealer or investment advisor. In addition, IR Agency is being engaged by Inspire as an independent contractor and not in an employer-employee or joint venturer relationship.

The IR Agency Consulting Agreement has a term of six (6) months and may be terminated by written notice, with or without cause, by Inspire at any time.

Pursuant to the IR Agency Consulting Agreement, IR Agency has agreed, for itself and its affiliates and its or their employees, attorneys and accountants, not to disclose or permit access to any non-public, proprietary, or confidential information of the Company. Such confidential information does not include any information that: (a) is or becomes generally available to the public other than as a result of IR Agency’s or its representatives’ act or omission; (b) is obtained by IR Agency or its representatives on a non-confidential basis from a third party that was not legally or contractually restricted from disclosing such information; or (c) IR Agency establishes was or is independently developed by IR Agency or its representatives without using any Company confidential information.

The IR Agency Consulting Agreement provides that, during the term of the agreement and for a period of one year following the termination of the IR Agency Consulting Agreement, none of IR Agency nor its employees, affiliates and agents may, directly or indirectly, solicit or induce, or attempt to solicit or induce, any person or entity that was a client or customer of Inspire, to seek or obtain veterinary services from any provider of veterinary services other than the Company. Similarly, during the term of the agreement and for a period of one year following the termination of the agreement, none of IR Agency nor its employees, affiliates and agents may solicit or induce, or attempt to solicit or induce, any person or entity that was a vendor or service provider of Inspire, to modify, delay, terminate, or otherwise alter any existing vendor or service provider relationship with the Company.

During the term of the IR Agency Consulting Agreement and for a period of one year following the termination of the agreement, IR Agency has agreed that it and its employees, affiliates and agents may not make, publish, or communicate to any person or entity or in any public forum any maliciously false, defamatory or disparaging remarks, comments, or statements concerning Inspire or any of the Company’s products or services, or any of its employees, directors or officers.

Also during the term of the agreement, IR Agency and its employees, affiliates and agents will not (i) acquire (or propose or agree to acquire), of record or beneficially, by purchase or otherwise, any debt or equity security of the Company or any of its subsidiaries, or rights or options to acquire interests in any of the Company’s debt or equity securities; (ii) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any debt or equity securities of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; or (iii) engage in any “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Securities Exchange Act of 1934, as amended) of any debt or equity security or any stock pledge, forward sales contract, option, put, call, swap or similar hedging transaction with respect to any securities of the Company.

The IR Agency Consulting Agreement contains customary representations and warranties of IR Agency in favor of the Company, including certain “no bad acts” representations. The IR Agency Consulting Agreement is governed by the laws of the State of New York.

The foregoing description of the IR Agency Consulting Agreement in Item 1.01 of this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the IR Agency Agreement, a copy of which is attached hereto as Exhibit 10.2 and which is incorporated herein by reference.

 Corbo Capital Consulting Agreement

Also on February 8, 2024, Inspire entered into a consulting agreement (the “Corbo Consulting Agreement”) with Corbo Capital Inc. (“Corbo”), pursuant to which the Company engaged Corbo to provide business consulting services in the veterinary medicine sector.

More specifically, the Corbo Consulting Agreement provides that Corbo will:

●	meet with management to examine current activities and proposed plans, identify and discuss issues, market needs and expansionary goals, and to understand capital raising, investment and potential growth (acquisition) opportunities being considered (and timelines);

●	conduct research, undertake due diligence and analysis, and identify benefits and risks in relation to prospects and partnership affiliations under consideration, and thereafter advise on viability of plans for scaling activities (and the initiatives) that support reaching milestones and goals;

●	develop market messaging, growth and capital raising strategies that have the potential to deliver significant returns and attract investors;

●	outline investor and funding strategy for growth (retail and online activity) and suggest ways to minimize costs associated with technological platform improvements and marketing spend; and

●	prepare reports and present findings to senior management in relation to macro marketing plans and expansion viability, as well as select capital raising, investment and growth initiatives (and their structure).

As consideration for its performance under the Corbo Consulting Agreement, Inspire will pay Corbo a fee of $500,000. The Corbo Consulting Agreement also provides that Inspire will reimburse Corbo, from time to time, for all out-of-pocket expenses, including travel costs, actually and properly incurred in connection with providing the consulting engagement.

Corbo is being engaged by Inspire as an independent contractor and not in an employer-employee, partner or joint venturer relationship.

The Corbo Consulting Agreement includes a mutual indemnification provision whereby each of Inspire and Corbo agree, except to the extent paid in settlement from any applicable insurance policies, and to the extent permitted by applicable law, to indemnify and hold harmless the other party and its affiliates, officers, agents, employees, and permitted successors and assigns against any and all claims, losses, damages, liabilities, penalties, punitive damages, expenses, reasonable legal fees and costs of any kind or amount, which result from or arise out of any act or omission of the indemnifying party, its respective affiliates, officers, agents, employees, and permitted successors and assigns that occurs in connection with the Corbo Consulting Agreement. The indemnification provision will survive the termination of the Corbo Consulting Agreement.

Pursuant to the Corbo Consulting Agreement, Corbo has agreed, for itself and its affiliates and its or their employees, attorneys and accountants, not to disclose or permit access to any non-public, proprietary, or confidential information of the Company. Such confidential information does not include any information that: (a) is or becomes generally available to the public other than as a result of Corbo’s or its representatives’ act or omission; (b) is obtained by Corbo or its representatives on a non-confidential basis from a third party that was not legally or contractually restricted from disclosing such information; or (c) Corbo establishes was or is independently developed by Corbo or its representatives without using any Company confidential information.

The Corbo Consulting Agreement provides that, during the term of the agreement and for a period of one year following the termination of the agreement, none of Corbo nor its employees, affiliates and agents may, directly or indirectly, solicit or induce, or attempt to solicit or induce, any person or entity that was a client or customer of Inspire, to seek or obtain veterinary services from any provider of veterinary services other than the Company. Similarly, during the term of the agreement and for a period of one year following the termination of the Corbo Consulting Agreement, none of Corbo nor its employees, affiliates and agents may solicit or induce, or attempt to solicit or induce, any person or entity that was a vendor or service provider of Inspire, to modify, delay, terminate, or otherwise alter any existing vendor or service provider relationship with the Company.

During the term of the Corbo Consulting Agreement and for a period of one year following the termination of the agreement, Corbo has agreed that it and its employees, affiliates and agents may not make, publish, or communicate to any person or entity or in any public forum any maliciously false, defamatory or disparaging remarks, comments, or statements concerning Inspire or any of the Company’s products or services, or any of its employees, directors or officers.

The Corbo Consulting Agreement has a term of six months and is governed by the laws of the State of New York. Any controversy or claim arising out of or relating to the Corbo Consulting Agreement or any breach of the Corbo Consulting Agreement will be settled by arbitration before the American Arbitration Association in the City of New York, State of New York.

The foregoing description of the Corbo Consulting Agreement in Item 1.01 of this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Corbo Consulting Agreement, a copy of which is attached hereto as Exhibit 10.3 and which is incorporated herein by reference.

Corporate Communications Agreement

Also on February 8, 2024, Inspire entered into a consulting agreement (the “Corporate Communications Agreement”) with 1173727 B.C. Ltd. (“1173727”), pursuant to which the Company engaged 1173727, on a non-exclusive basis, to provide corporate communications consulting services.

The Corporate Communications Agreement provides that 1173727 is engaged by Inspire to:

●	develop and implement a customized business development and corporate communications roadmap, including management of road shows, corporate events, and introductory services on an individualized basis;

●	identify unique revenue streams and potential franchisee clients specifically for Inspire; and

●	introduce and vet potential acquisition targets for a strategic approach to the Company’s growth objectives.

As consideration for its performance under the Corporate Communications Agreement, Inspire will pay 1173727 a fee of $250,000. Inspire is not obligated to reimburse 1173727 for any expenses incurred in connection with providing services pursuant to the Corporate Communications Agreement.

All intellectual property and related material, including any trade secrets, moral rights, goodwill, relevant registrations or applications for registration, and rights in any patent, copyright, trademark, trade dress, industrial design and trade name that is developed or produced under the Corporate Communications Agreement, will remain the sole property of Inspire without restriction on use in any manner. 1173727 may not use the such intellectual property for any purpose other than in connection with the provision of services to Inspire pursuant to the Corporate Communications Agreement, and 1173727 will be responsible for any and all damages resulting from the unauthorized use of Inspire’s intellectual property.

1173727 is being engaged by Inspire as an independent contractor and in a partner or joint venturer relationship.

The Corporate Communications Agreement includes a mutual indemnification provision whereby each of Inspire and 1173727 agree, except to the extent paid in settlement from any applicable insurance policies, and to the extent permitted by applicable law, to indemnify and hold harmless the other party and its affiliates, officers, agents, employees, and permitted successors and assigns against any and all claims, losses, damages, liabilities, penalties, punitive damages, expenses, reasonable legal fees and costs of any kind or amount, which result from or arise out of any act or omission of the indemnifying party, its respective affiliates, officers, agents, employees, and permitted successors and assigns that occurs in connection with the Corporate Communications Agreement. The indemnification provision will survive the termination of the Corbo Consulting Agreement.

Pursuant to the Corporate Communications Agreement, 1173727 has agreed, for itself and its affiliates and its or their employees, attorneys and accountants, not to disclose or permit access to any non-public, proprietary, or confidential information of the Company. Such confidential information does not include any information that: (a) is or becomes generally available to the public other than as a result of 1173727’s or its representatives’ act or omission; (b) is obtained by 1173727 or its representatives on a non-confidential basis from a third party that was not legally or contractually restricted from disclosing such information; or (c) 1173727 establishes was or is independently developed by 1173727 or its representatives without using any Company confidential information.

The Corporate Communications Agreement provides that, during the term of the agreement and for a period of one year following the termination of the agreement, none of 1173727 nor its employees, affiliates and agents may, directly or indirectly, solicit or induce, or attempt to solicit or induce, any person or entity that was a client or customer of Inspire, to seek or obtain veterinary services from any provider of veterinary services other than the Company. Similarly, during the term of the agreement and for a period of one year following the termination of the agreement, none of 1173727 nor its employees, affiliates and agents may solicit or induce, or attempt to solicit or induce, any person or entity that was a vendor or service provider of Inspire, to modify, delay, terminate, or otherwise alter any existing vendor or service provider relationship with the Company.

During the term of the Corporate Communications Agreement and for a period of one year following the termination of the agreement, 1173727 has agreed that it and its employees, affiliates and agents may not make, publish, or communicate to any person or entity or in any public forum any maliciously false, defamatory or disparaging remarks, comments, or statements concerning Inspire or any of the Company’s products or services, or any of its employees, directors or officers.

Also during the term of the agreement, 1173727 and its employees, affiliates and agents will not (i) acquire (or propose or agree to acquire), of record or beneficially, by purchase or otherwise, any debt or equity security of the Company or any of its subsidiaries, or rights or options to acquire interests in any of the Company’s debt or equity securities; (ii) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any debt or equity securities of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; or (iii) engage in any “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Securities Exchange Act of 1934, as amended) of any debt or equity security or any stock pledge, forward sales contract, option, put, call, swap or similar hedging transaction with respect to any securities of the Company.

The Corporate Communications Agreement contains customary representations and warranties of 1173727 in favor of the Company, including certain “no bad acts” representations. The Corporate Communications Agreement has a term of six months and is governed by the laws of British Columbia, Canada.

The foregoing description of the Corporate Communications Agreement in Item 1.01 of this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Corporate Communications Agreement, a copy of which is attached hereto as Exhibit 10.4 and which is incorporated herein by reference.

Item 8.01. Other Events.

Press Release

On February 9, 2024, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding the Company’s current expectations. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, risks and uncertainties related to the satisfaction of customary closing conditions related to the sale and issuance of shares of Series A preferred stock pursuant to the Subscription Agreement. These and other risks and uncertainties are described more fully in the section captioned “Risk Factors” in the Company’s recent Registration Statement on Form S-1 related to the Company’s public offering (File No. 3 33-276388), and in the Company’s other filings with the Commission. Forward-looking statements contained in this Current Report on Form 8-K are made as of the date hereof, and the Company undertakes no duty to update such information, except as required under applicable law.

Item. 9.01.  Financial Statements and Exhibits

Exhibit No.	Description
1.1	Placement Agency Agreement, dated February 8, 2024, between Inspire Veterinary Partners, Inc. and Spartan Capital Securities, LLC
10.1(a)	Form of Securities Purchase Agreement
10.2 †	Consulting Agreement, dated February 8, 2024, between Inspire Veterinary Partners, Inc. and IR Agency, LLC
10.3	Consulting Agreement, dated February 8, 2024, between Inspire Veterinary Partners, Inc. and Corbo Capital Inc.
10.4	Consulting Agreement, dated February 8, 2024, between Inspire Veterinary Partners, Inc. and 1173727 B.C. Ltd.
99.1	Press Release dated February 9, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Bank account information has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both not material and the type of information that the registrant treats as private or confidential. An unredacted copy of the exhibit will be furnished supplementally to the SEC upon request.
(a)	Incorporated by reference to Registration Statement on Form S-1/A filed January 26, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2024	INSPIRE VETERINARY PARTNERS, INC.

	By:	/s/ Kimball Carr
	Name:	Kimball Carr
	Title:	Chair, President and Chief Executive Officer